UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 6, 2012

AF OCEAN INVESTMENT MANAGEMENT COMPANY

(Exact name of registrant as specified in charter)

Florida

(State or other jurisdiction of incorporation)

333-172052	14-1877754
(Commission File Number)	(IRS Employer Identification No.)

501 Madison Ave., 14th Floor, New York, New York 10022

(Address of principal executive offices and zip code)

(212) 729-4951

(Registrant’s telephone number including area code)

2701 4th Street North, Units 102/103, St. Petersburg, Florida 33704

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 10, 2012, AF Ocean Investment Management Company, a Florida corporation (the “Registrant”), filed its Current Report on Form 8-K (“Original Report”) to report the Registrant’s acquisition of Endeavour (Shanghai) Business Services Co., Ltd., a wholly foreign-owned enterprise (“Endeavour”) in Shanghai (the “Acquisition”) on July 6, 2012. The Registrant is filing this Amendment No. 1 to the Original Report (this “Amendment”) to amend and supplement the Original Report to provide (i) the audited financial statements of Endeavour for the year ended December 31, 2011, as required by Item 9.01 of Form 8-K and (ii) the unaudited pro forma financial statements of the Registrant giving effect to the Registrant’s acquisition of Endeavour as of December 31, 2011 and as of June 30, 2011, as required by Item 9.01 of Form 8-K.

This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the disclosure provided in the Original Report. Except as otherwise provided herein, the other disclosures made in the Report remain unchanged.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry Into a Material Definitive Agreement.

On July 6, 2012, AF Ocean Investment Management Company (hereafter referred to as “AF Ocean”) completed the acquisition of Endeavour (Shanghai) Business Services Co., Ltd., a wholly foreign-owned enterprise (“Endeavour (Shanghai)”) in Shanghai.  Pursuant to the terms of the Equity and Capital Contribution Transfer Agreement, which was executed on May 4, 2012, AF Ocean acquired all of the interest in Endeavour (Shanghai) from Island Capital Management, LLC, a Florida limited liability company, in exchange for $200,000.00 plus a $100,000.00 Promissory Note convertible into 150,000 shares of the common stock of AF Ocean.  The acquisition was approved by Shanghai Government; a Certificate of Approval as well as Business License were issued to AF Ocean accordingly.  AF Ocean Chairman & President Andy Fan was in Shanghai to witness and celebrate the smooth transfer.  Following the consummation of the transaction, Endeavour (Shanghai) Business Services Co., Ltd. became a wholly-owned subsidiary of AF Ocean in China.

AF Ocean anticipates that Endeavour (Shanghai) Business Services Co., Ltd. will greatly facilitate the Company’s mission of promoting business relations and exchanges between Chinese and U.S. companies, facilitating international mergers and acquisitions, and increasing co-operation between Chinese companies and Wall Street financial institutions.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated by reference into this Item 2.01.

As a result of the acquisition, our current corporate structure is as follows:

The following is a schedule representing the allocation of the $300,000 purchase price:

Cash	$500
Fixed Assets	5,500
Equity Interests and Registered capital	150,000
Unidentified Intangibles (includes goodwill)	144,000
Total:	$300,000

Establishing a wholly foreign-owned entity (“WFOE”) in the People’s Republic of China (“PRC”) is a time consuming and costly endeavor.   Once established, a WFOE is valuable by its mere existence; thus the element of “goodwill” is a significant factor in valuing a WFOE.  Under China law, a WFOE must provide sufficient “registered capital” to run the business until the business begins to operate at a profit.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits

(a)

Financial Statements of Business Acquired

The audited financial statements of Endeavour (Shanghai) for the year ended December 31, 2011, the unaudited financial statements for the six months ended June 30, 2012, and the accompanying notes to those financial statements are set forth below:

Report of Independent Registered Public Accounting Firm, Audit Report

Report of Independent Registered Public Accounting Firm, Review Report

Balance Sheet

Statement of Operations

Statement of Changes in Member’s Equity

Statement of Cash Flows

Notes to Financial Statements

Drake & Klein CPAs

A PCAOB Registered Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Board of Directors and
Stockholders of Endeavour (Shanghai) Business Services Co., Ltd.

We have audited the accompanying balance sheets of Endeavour (Shanghai) Business Services Co., Ltd. as of December 31, 2011, and the related statements of income, member’s equity, and cash flows for the period from inception January 31, 2011 through December 31, 2011. The management of Endeavour (Shanghai) Business Services Co., Ltd. is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Endeavour (Shanghai) Business Services Co., Ltd. as of December 31, 2011, and the results of its operations and its cash flows for the period from inception January 31, 2011 through December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

/s/ Drake & Klein CPAs

Drake & Klein CPAs

Clearwater, Florida

September 21, 2012

PO Box 2493 Dunedin, FL 34697-2493 727-512-2743	2451 McMullen Booth Rd. Suite 210 Clearwater, FL 33759-1362

Drake & Klein CPAs

A PCAOB Registered Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Board of Directors and
Stockholders of Endeavour (Shanghai) Business Services Co., Ltd.

We have reviewed the accompanying balance sheets of Endeavour (Shanghai) Business Services Co., Ltd. as of June 30, 2012 and 2011, and the related statements of operations and retained earnings, and cash flows for the six-months ended June 30, 2012 and the period from inception (January 31, 2011) through June 30, 2011. These financial statements are the responsibility of the company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

/s/ Drake & Klein CPAs

Drake & Klein CPAs

Clearwater, Florida

September 21, 2012

PO Box 2493 Dunedin, FL 34697-2493 727-512-2743	2451 McMullen Booth Rd. Suite 210 Clearwater, FL 33759-1362

ENDEAVOUR (SHANGHAI) BUSINESS SERVICES CO., LTD.

(A wholly foreign-owned enterprise)

BALANCE SHEET

AS OF JUNE 30, 2012 AND DECEMBER 31, 2011

	June 30, 2012	December 31, 2011
	(unaudited)	(audited)
ASSETS

Cash and cash equivalents	$274	$1,333
Accounts receivable, net of allowance for doubtful accounts of $0 and $0, respectively	650	-
Furniture, fixtures and equipment Net of depreciation of $1,017 and $382	5,533	6,168
TOTAL ASSETS	$6,457	$7,501

LIABILITIES AND MEMBERS' EQUITY
Total current liabilities	$-	$-
Total liabilities	-	-

MEMBERS' EQUITY
Members equity, including accumulated other
comprehensive loss	6,457	7,501
Total stockholders' equity	6,457	7,501

Total Liabilities and Members’ Equity	$6,457	$7,501

The accompanying notes are an integral part of these consolidated financial statements.

ENDEAVOUR (SHANGHAI) BUSINESS SERVICES CO., LTD.

(A wholly foreign-owned enterprise)

STATEMENTS OF OPERATIONS

FOR THE PERIOD OF INCEPTION (JANUARY 31, 2011) THROUGH DECEMBER 31, 2011

FOR THE SIX MONTHS ENDED JUNE 30, 2012 AND THE PERIOD

FROM INCEPTION (JANUARY 31, 2011) THROUGH JUNE 30, 2011

	Six Months Ended June 30, 2012	Period from Inception (January 31, 2011) through June 30, 2011	Period from Inception (January 31, 2011) through December 31, 2011
	(unaudited)	(unaudited)	(audited)
Revenues
Securities processing and transfer fees	$657	$-	$600
Total Revenue	657	-

Operating expenses:
Compensation and commissions	8,119	930	12,924
Communications and information	-	-	3,934
Occupancy & equipment cost	14,468	4,279	33,009
Business development	969	-	2,187
Amortization and depreciation	635	-	382
Administrative expenses	7,763	5	10,663
Total operating expenses	31,701	5,214	63,099

Operating income(loss)	(31,044)	(5,214)	(62,499)
Income tax provision	-	-	-

Net Loss	$(31,044)	$(5,214)	$(62,499)

The accompanying notes are an integral part of these consolidated financial statements.

ENDEAVOUR (SHANGHAI) BUSINESS SERVICES CO., LTD.

(A wholly foreign-owned enterprise)

STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

FOR THE PERIOD OF INCEPTION (JANUARY 31, 2011) THROUGH DECEMBER 31, 2011

	Capital Contributions	Distributions	Accumulated Deficit	Members' Equity

Inception January 31, 2011	-	-	-	-

Capital Contributions	70,000			70,000
Net loss for the period			(62,499)	(62,499)

Balance at December 31, 2011	$70,000	$-	$(62,499)	$7,501

The accompanying notes are an integral part of these consolidated financial statements.

ENDEAVOUR (SHANGHAI) BUSINESS SERVICES CO., LTD.

(A wholly foreign-owned enterprise)

STATEMENTS OF CASH FLOWS

FOR THE PERIOD OF INCEPTION (JANUARY 31, 2011) THROUGH DECEMBER 31, 2011

FOR THE SIX MONTHS ENDED JUNE 30, 2012 AND THE PERIOD

FROM INCEPTION (JANUARY 31, 2011) THROUGH JUNE 30, 2011

	Six Months Ended June 30, 2012	Period from Inception (January 31, 2011) through June 30, 2011	Period from Inception (January 31, 2011) through December 31, 2011
	(unaudited)	(unaudited)	(audited)

Cash Flows from Operating Activities:
Net income (loss)	$(31,044)	$(5,214)	$(62,499)
Adjustments to reconcile decrease in net assets to
net cash used in operating activities:
Depreciation and amortization	635	-	382
(Increase) decrease in:
Accounts receivable	(650)	-	-
Net cash used in operating activities	(31,059)	(5,214)	(62,117)

Cash Flows from Investing Activities
Purchases of property and equipment	-	-	(6,550)
Net cash provided by investing activities	-	-	(6,550)

Cash Flows from Financing Activities
Capital contributions	30,000	40,000	70,000
Net cash provided by financing activities	30,000	40,000	70,000

Net change in cash	(1,059)	34,786	1,333

Cash at beginning of period	1,333	-	1,333

Cash at end of period	$274	$34,786	$-

Supplemental cash flow information:
Interest paid	$-	$-	$-
Taxes paid	$-	$-	$-

The accompanying notes are an integral part of these consolidated financial statements.

ENDEAVOUR (SHANGHAI) BUSINESS SERVICES CO., LTD.

(A wholly foreign-owned enterprise)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD OF INCEPTION (JANUARY 31, 2011) THROUGH DECEMBER 31, 2011

AND FOR THE SIX MONTHS ENDED JUNE 30, 2012

NOTE 1 – NATURE OF BUSINESS AND PRINCIPLES OF CONSOLIDATION

Endeavour (Shanghai) Business Services Co., Ltd. (“Endeavour” or the “Company”) is a wholly foreign-owned enterprise in Shanghai, China formed in January 2011 to provide stock transfer services for China based companies listed in the United States.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting – The accompanying consolidated financial statements are prepared using accounting policies generally accepted in the United States of America.  Subsequent events have been evaluated through September 21, 2012.

Use of Estimates – The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements.  Significant estimates included in the accompanying financial statements include the valuation of securities owned and securities sold, not yet purchased.  Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the period that they are determined to be necessary.   It is at least reasonably possible that our estimates could change in the near term with respect to this matter.

Cash and Cash Equivalents– Cash and cash equivalents consists of amounts invested in business checking and money market mutual funds, as well as all other highly liquid investments with an original maturity of three months or less unless the securities are part of an investment portfolio which shall treat the securities as intended at the time of purchase.

Revenue Recognition –Endeavour recognizes its revenue as services are rendered.  The majority of services require payment in advance, but for services requiring an invoice, the terms are generally due upon receipt. Reimbursable expenses are charged against the specific amounts collected for these reimbursements.

Furniture, Fixtures and Equipment –Furniture, fixtures and equipment are stated at cost.  Depreciation is computed using the straight-line method over the estimated useful lives of the respective assets, generally five to ten years.  Expenditures for repairs and maintenance are charged to operations as incurred.

Fair Value Measurements - Financial assets and liabilities are carried at fair value and adjusted at least annually for any changes using three levels of valuation to determine fair value of each of the financial assets owned as follows:

•

Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates); and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•

Level 3 - Inputs that are both significant to the fair value measurement and unobservable.

Financial assets and liabilities may include cash, accounts receivable, and accounts payable and accrued expenses, which are carried at cost which approximates market value due to the short-term holding period for these assets and liabilities. Investments in securities and any other assets with readily determined market values are adjusted to their fair value using market prices.

Long-lived Assets – The management of Endeavour evaluates the carrying amount of all long lived assets periodically to determine if adjustment to the carrying value of the long-lived asset is needed.  The fair value of the long-lived asset is determined based on estimates of future cash flows, market value of similar assets, if available, or independent appraisals, if required.  If the carrying amount of the long lived asset is not recoverable from its undiscounted cash flows, an impairment loss is recognized for the difference between the carrying amount and the fair value of the asset.  Based upon its most recent analysis, management believes that no impairment of Endeavour’s long-lived assets exists at December 31, 2011 and June 30, 2012.

Income Taxes - Endeavour is recognized as a partnership, with AF Ocean as the sole member, for income tax purposes and is not subject to federal and state income taxes; therefore, no provision for income taxes is provided in these financial statements.

Accounts Receivable –Endeavour invoices customers as services are provided and generally are payable upon receipt.  A particular project may provide for revenue to be recognized as earned.  Management evaluates the credit worthiness of its customers based upon economic conditions and historical experience and does not require collateral for any of Endeavour’s customer accounts

Allowance for Doubtful Accounts - The allowance for doubtful accounts is evaluated on a regular basis and is based upon management’s periodic review of the collectability of the receivables in light of historical experience, the existence of any adverse situations, the estimated value of any underlying collateral and prevailing economic conditions.  Receivables are determined to be past due if payment is not made in accordance with the terms of our contracts and receivables are written off when they are determined to be uncollectible. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available.

Accounting Pronouncements - The Financial Accounting Standards Board and other entities issued new or modifications to, or interpretations of, existing accounting guidance subsequent to inception on January 31, 2011 through the date these financial statements were issued.  Management has carefully considered the new pronouncements that altered generally accepted accounting principles and does not believe that any other new or modified principles will have a material impact on the Company’s reported financial position or operations in the near term.

NOTE 3 – COMMITMENTS

Operating Lease – The Company operates from leased offices in Shanghai, People’s Republic of China under an operating lease agreement that expires in 2016 and provides for annual rentals as follows:

2012	14,502
2013	29,004
2014	29,004
2015	29,004
2016	29,004

From time to time the Company may be a party to litigation matters involving claims against the Company.  Management believes that there are no current matters that would have a material effect on the Company’s financial position or results of operations.

(a)

Pro forma financial information.

The following is the unaudited pro forma combined financial information of the Registrant and its subsidiaries giving effect to the Registrant’s acquisition of Endeavour (Shanghai) Business Services Co., Ltd.

On July 6, 2012, AF Ocean Investment Management Company (hereafter referred to as “AF Ocean”) completed the acquisition of Endeavour (Shanghai) Business Services Co., Ltd., a wholly foreign-owned enterprise (“Endeavour”) in Shanghai.  Pursuant to the terms of the Equity and Capital Contribution Transfer Agreement, which was executed on May 4, 2012, AF Ocean acquired all of the interest in Endeavour from Island Capital Management, LLC, a Florida limited liability company, in exchange for $200,000.00 plus a $100,000.00 Promissory Note convertible into 150,000 shares of the common stock of AF Ocean.  The acquisition was approved by Shanghai Government; a Certificate of Approval as well as a Business License were issued to AF Ocean accordingly. Following the consummation of the transaction, Endeavour (Shanghai) Business Services Co., Ltd. became a wholly-owned subsidiary of AF Ocean in China

The Registrant is providing a pro forma statement of operations at December 31, 2011 and June 30, 2012 as shown below for illustration purposes only in accordance with the assumptions set forth below and in the notes to the pro forma condensed combined financial statements.

The unaudited pro forma combined statements of operations combine the statement of operations of the Registrant and Endeavour (Shanghai) for the period of inception (January 31, 2011) through December 31, 2011 and for the six months ended June 30, 2012.

The unaudited pro forma statements of operations should be read in conjunction with the separate historical financial statements of Endeavour (Shanghai) appearing elsewhere herein, and the historical financial statements of the Registrant, as filed with the Securities and Exchange Commission.

AF OCEAN INVESTMENT MANAGEMENT COMPANY

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

FOR THE PERIODS INDICATED

	Historical AF Ocean For the Year Ended December 31, 2011	Historical Endeavour For the period of Inception (January 31, 2011) through December 31, 2011	Pro Forma Adjustments	Pro Forma
Revenues	-	600		600
Net Income	20,528	(62,499)		(41,971)
Earnings per share				(0.01)

AF OCEAN INVESTMENT MANAGEMENT COMPANY

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2012

	Historical AF Ocean For the Six Months ended June 30, 2012	Historical Endeavour For the Six Months ended June 30, 2012	Pro Forma Adjustments	Pro Forma
Revenues	30,000	657		30,657
Net Income	(46,867)	(31,044)		(77,911)
Earnings per share				(0.02)

These pro forma financial statements may not be indicative of what would have occurred if the acquisition had actually occurred on the indicated dates and they should not be relied upon as an indication of future results of operations.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AF OCEAN INVESTMENT MANAGEMENT COMPANY
Dated: September 24, 2012	By:	/s/ Diane J. Harrison
Name: Diane J. Harrison Title: Secretary and Chief Financial Officer